EXHIBIT 99.1

Monroe Bancorp Reports Earnings of $1,860,000 or $0.299 Per Share for the Second Quarter of 2008

BLOOMINGTON, Ind., July 22, 2008 (PRIME NEWSWIRE) -- Monroe Bancorp (the "Company") (Nasdaq:MROE), the independent Bloomington-based holding company for Monroe Bank (the "Bank"), today reported net income of $1,860,000 or $0.299 per diluted common share, for the quarter ended June 30, 2008, compared to $2,190,000 or $0.346 per diluted common share for the same period in 2007. This represents a 15.1 percent decrease in net income and a 13.6 percent decrease in diluted earnings per share. Return on average assets (ROAA) and return on average equity (ROAE) for the second quarter of 2008 were 0.96 percent and 13.26 percent, respectively, compared to 1.17 percent and 16.93 percent respectively for the second quarter of 2007.

Net income for the second quarter of 2008 increased by $267,000 or 16.8 percent over net income for the first quarter of 2008.

Net income for the first six months of 2008 totaled $3,453,000 or $0.554 per diluted common share compared to $4,202,000 or $0.657 per diluted common share for the same period of 2007. This represents a 17.8 percent decrease in net income and a 15.7 percent decrease in diluted earnings per share. Return on average assets (ROAA) and return on average equity (ROAE) were 0.89 percent and 12.46 percent, respectively, for the first six months of 2008 compared to 1.14 percent and 16.09 percent, respectively, for the first six months of 2007.

The decline in net income was largely the result of asset quality issues. The provision for loan losses totaled $1,050,000 for the second quarter of 2008 compared to $255,000 for the same period of 2007. An increase in non-accrual loans significantly impacted net interest income. Nonperforming loans totaled $15,906,000 on June 30, 2008, compared to $6,944,000 on March 31, 2008 and $2,701,000 on June 30, 2007. Additional asset quality information is presented below in the section titled Asset Quality.

Net income was favorably impacted by gains on the sale of securities in the Bank's investment portfolio. Total gains on the sale of securities during the second quarter were $439,000 compared to $41,000 for the same quarter of 2007.

"I am pleased that we were able to generate a relatively strong level of net income during a period in which our income statement felt the impact of credit quality issues," said Mark D. Bradford, President and Chief Executive Officer.

Financial Performance

Net interest income before the provision for loan losses decreased 1.7 percent to $5,756,000 for the three months ended June 30, 2008 compared to $5,853,000 for the same period in 2007. The decline is largely attributable to the previously discussed increase in non-accruing loans. The tax-equivalent net interest margin as a percentage of average earning assets for the quarter ended June 30, 2008 was 3.31 percent, compared to 3.36 percent for the quarter ended March 31, 2008 and 3.44 percent for the second quarter of 2007.

Net interest income before the provision for loan losses, increased $48,000 or 0.4 percent to $11,632,000 for the six months ended June 30, 2008 compared to $11,584,000 for the same period in 2007. The tax-equivalent net interest margin for the first six months of 2008 was 3.33 percent, compared to 3.44 percent for the first six months of 2007. A reconciliation of the non-GAAP tax-equivalent net interest margin to the GAAP net interest margin is provided in a table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary.

Noninterest income totaled $3,024,000 for the second quarter of 2008 compared to $2,685,000 for the same period of 2007. Excluding the effect of the Company's deferred compensation plan, discussed in the "Use of Non-GAAP Financial Information" section of this release, noninterest income totaled $3,066,000 for the second quarter of 2008 compared to $2,560,000 for the same period of 2007, an increase of $506,000 or 19.8 percent. The increase in noninterest income was driven by a $398,000 increase in gains from the sale of securities and a $97,000 increase in trust fees.

Trust fees grew 18.1 percent to $634,000 for the three months ended June 30, 2008 compared to $537,000 for the same period of 2007. The increase in trust fees was driven by growth in trust assets under management and to a lesser extent, a fee schedule increase that was implemented during April of 2007. Trust assets under management reached $338,948,000 at June 30, 2008, growing 3.0 percent, or $9,800,000 over the June 30, 2007 total of $329,148,000.

Noninterest income totaled $5,388,000 for the first six months of 2008 compared to $5,132,000 for the same period of 2007. Excluding the effect of the Company's deferred compensation plan, noninterest income totaled $5,622,000 for the first six months of 2008 compared to $4,967,000 for the same period of 2007. The $655,000 or 13.2 percent increase over the same period of 2007 was primarily the result of a $537,000 increase in gains from the sale of securities.

Noninterest expense was $5,371,000 for the three months ended June 30, 2008, compared to $5,266,000 for the same period of 2007. Noninterest expense, adjusted to remove the effect of the Company's deferred compensation plan, was $5,390,000 for the three months ended June 30, 2008, compared to $5,114,000 for the same period of 2007. A reconciliation of the non-GAAP noninterest income and expense, adjusted to remove the effect of the Company's deferred compensation plan, is provided in a table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan," included at the end of the attached financial summary. The $276,000 or 5.4 percent increase in noninterest expense is largely the result of a $113,000 or 15.8 percent increase in occupancy expense. The increase in occupancy expense resulted primarily from the Company opening two new full service banking centers, one in December of 2007 and the second in January of 2008.

Noninterest expense totaled $10,762,000 for the first six months of 2008 compared to $10,359,000 for the same period of 2007. Noninterest expense, excluding the effect of the Company's deferred compensation plan, was $10,941,000 for the first six months of 2008, compared to $10,140,000 for the same period of 2007. The $801,000, or 7.9 percent increase is largely the result of a $234,000 or 3.8 percent increase in total compensation expense, a $169,000 or 491.5 percent increase in deposit insurance expense related to the Federal Deposit Insurance Reform Act of 2005, and a $167,000 or 10.9 percent increase in occupancy expense much of which is related to the two new full service banking centers.

Asset Quality

Nonperforming assets and 90-day past due loans totaled $16,472,000 (2.12 percent of total assets) at June 30, 2008 compared to $8,355,000 (1.08 percent of total assets) at March 31, 2008 and $3,397,000 (0.44 percent of total assets) at June 30, 2007.

Net charge-offs for the second quarter of 2008 totaled $575,000 or 0.10 percent of total loans compared to $261,000 (0.04 percent of total loans) for the first quarter of 2008 and net recoveries of $17,000 (0.003 percent of total loans) for the second quarter of 2007.

Due to general economic conditions in the real estate markets, credit quality has been under pressure. The Bank maintains a "watch list" representing credits that require above average attention in order to mitigate the risk of default or loss. Over the periods noted below, the watch list consisted of the following:

 Watch List Data                       6/30/2008  3/31/2008  6/30/2007
 ---------------                       ---------  ---------  ---------
 Total Watch List ($)                 27,911,000 25,528,000 13,876,000
 Number of Watch List Customers               42         40         34
 Total Watch List $
  More Than 30 Days Past Due          16,129,000 10,874,000  5,464,000
 Total Watch List $ Secured by R/E    24,929,000 22,338,000 10,437,000
 Total Watch List $ Secured by
  Non-R/E                              2,782,000  2,891,000  3,009,000
 Total Watch List $ Unsecured            200,000    299,000    322,000

As of June 30, 2008, 42.2 percent of the watch list exposure was less than thirty days past due, compared to 57.4 percent as of March 31, 2008 and 60.6 percent as of June 30, 2007. The largest areas of stress within the loan portfolio are loans for Residential Real Estate Development and loans secured by 1-4 Family Non-Owner Occupied Residential Properties. As of June 30, 2008, loans totaling $40,323,000 were secured by Residential Real Estate Development collateral with $9,481,000 of these loans being on the watch list of which $8,016,000 were more than thirty days past due. The majority ($35,317,000 or 87.6 percent) of the $40,323,000 of loans secured by Residential Real Estate Development collateral were originated in our Central Indiana region (greater Indianapolis). Of the $35,317,000 of loans originated in our Central Indiana region and secured by Residential Real Estate Development collateral, $9,451,000 of these loans were on the watch list (included in the $9,481,000 reported above), of which $7,986,000 were more than thirty days past due.

In addition, as of June 30, 2008, there were $53,691,000 of loans secured by 1-4 Family Non-Owner Occupied Residential Properties with $3,498,000 of these loans being on the watch list of which $2,446,000 were more than thirty days past due.

These two categories combined account for 46.5 percent of the watch list. Approximately 19.5 percent ($10,487,000) of the $53,691,000 of loans secured by 1-4 Family Non-Owner Occupied Residential Properties were originated in our Central Indiana region. Of the $10,487,000 of loans originated in our Central Indiana region and secured by 1-4 Family Non-Owner Occupied Properties, $2,589,000 of these loans were on the watch list (included in the $3,498,000 reported above), of which $1,800,000 were more than thirty days past due.

"I am disappointed with the Company's problem asset levels and trends. Problem asset resolution is our number one priority, and we are devoting a significant amount of time and effort to identifying and resolving asset quality issues," said Mr. Bradford.

Financial Condition

Total assets grew 1.9 percent from June 30, 2007, reaching $778,204,000 on June 30, 2008. Loans, including loans held for sale, totaled $602,369,000 on June 30, 2008, a 6.8 percent increase from total loans on June 30, 2007, which were $563,989,000. Deposits increased 1.5 percent to $623,871,000 at June 30, 2008 compared to $614,592,000 a year earlier.

Other News

The Company continued to focus on the growth of its new full-service locations in Avon and Plainfield in Hendricks County during the second quarter. A series of promotions during this time frame has continued to achieve our overall goal of market awareness and growth of core consumer relationships. A new banking center, to be located in Noblesville, in Hamilton County, is expected to open during the late summer of 2008.

Over 300 people attended the opening of an art exhibition in May at the Monroe Bank Art Gallery housed in the Bank's main Bloomington banking center. Goodwill generated by community outreach efforts supporting the arts remains an important aspect of the Bank's branding and the successful reputation it enjoys in the communities it serves. In addition, the Bank continues to host financial seminars and participate in community and business expos and networking events as part of its ongoing sales and marketing efforts.

About Monroe Bancorp

Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(r) Global Stock Market under the symbol MROE.

The Monroe Bancorp logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4316

See attachments for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer, (812) 331-3455.

Use of Non-GAAP Financial Information

To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used the following non-GAAP measures of reporting: (1) The net interest margin is reported on a tax equivalent basis. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a marginal income tax rate of 34 percent. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. A table entitled "Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest Margin on a Tax-Equivalent Basis," included at the end of the attached financial summary, reconciles the non-GAAP financial measure "net interest income (tax-equivalent)" with net interest income calculated and presented in accordance with GAAP. The table also reconciles the non-GAAP financial measure "net interest margin (tax-equivalent)" with net interest margin calculated and presented in accordance with GAAP. (2) Noninterest income and noninterest expense are reported without the effect of income and expenses related to securities held in a rabbi trust for the deferred compensation plan. A table entitled "Reconciliation of GAAP Noninterest Income & Expense to Noninterest Income & Expense Without the Financial Impact of the Deferred Compensation Plan," included at the end of the attached financial summary, details all the items included in noninterest income and expense associated with the deferred compensation plan / rabbi trust and reconciles the GAAP numbers to the non-GAAP numbers. The activity in the rabbi trust has no effect on the Company's net income, therefore, management believes a more accurate comparison of current and prior year noninterest income and noninterest expense can be made if items related to the rabbi trust are removed.

The Company believes these adjustments are appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

Forward-Looking Statements

This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions; (2) changes in the interest rate environment; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business; (5) legislative or regulatory changes adversely affecting the business of the Company; (6) changes in real estate values or the real estate markets; and (7) the Company's business development efforts in new markets in and around Hendricks and Hamilton Counties. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                                   Quarters Ended
                 -----------------------------------------------------
                 Jun 2008   Mar 2008   Dec 2007   Sept 2007  Jun 2007
 ---------------------------------------------------------------------
  BALANCE
   SHEET *
 ---------------------------------------------------------------------
 Cash and
  Interest
  -Earning
  Deposits       $  27,141  $  30,559  $  24,563  $  15,071  $  18,732
 ---------------------------------------------------------------------
 Federal Funds
  Sold               1,654      2,565      1,077     10,149     20,533
 ---------------------------------------------------------------------
 Securities        106,591    121,074    125,658    125,998    121,530
 ---------------------------------------------------------------------
 Total Loans       602,369    581,956    584,831    564,904    563,989
 ---------------------------------------------------------------------
  Loans Held
   for Sale          4,110      2,176      2,974      1,875      3,091
 ---------------------------------------------------------------------
  Commercial &
   Industrial       99,141    100,378    104,611     98,596    104,226
 ---------------------------------------------------------------------
  Real Estate:
 ---------------------------------------------------------------------
   Commercial
    &
    Residential    355,393    333,725    332,664    309,952    305,692
 ---------------------------------------------------------------------
   Construction
    & Vacant
    Land            99,694    102,428    101,011    109,951    107,684
 ---------------------------------------------------------------------
   Home Equity      25,783     25,534     25,222     25,756     24,642
 ---------------------------------------------------------------------
  Installment
   Loans            18,248     17,715     18,349     18,774     18,654
 ---------------------------------------------------------------------
 Reserve for
  Loan Losses        7,748      7,273      6,654      6,147      6,487
 ---------------------------------------------------------------------
 Bank Premises
  and Equipment     20,534     20,173     20,029     18,343     17,674
 ---------------------------------------------------------------------
 Federal Home
  Loan Bank
  Stock              2,312      2,312      2,312      2,312      2,312
 ---------------------------------------------------------------------
 Interest
  Receivable
  and Other
  Assets            25,351     25,420     26,264     24,156     25,094
 ---------------------------------------------------------------------
    Total
     Assets      $ 778,204  $ 776,786  $ 778,080  $ 754,786  $ 763,377
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total
  Deposits       $ 623,871  $ 637,230  $ 619,717  $ 611,504  $ 614,592
 ---------------------------------------------------------------------
  Noninterest
   Checking         79,548     76,716     81,542     77,874     83,136
 ---------------------------------------------------------------------
  Interest
   Bearing
   Checking &
   NOW             129,422    122,987    131,295    133,233    121,169
 ---------------------------------------------------------------------
  Regular
   Savings          17,876     18,710     17,712     17,636     18,127
 ---------------------------------------------------------------------
  Money Market
   Savings         116,862    109,105     99,135     97,910     98,966
 ---------------------------------------------------------------------
  CDs Less than
   $100,000        152,685    156,849    160,456    149,127    147,693
 ---------------------------------------------------------------------
  CDs Greater
   than
   $100,000        127,163    152,473    128,602    134,683    145,142
 ---------------------------------------------------------------------
  Other Time           315        390        975      1,041        359
 ---------------------------------------------------------------------
 Total
  Borrowings        88,723     70,328     96,421     80,628     89,204
 ---------------------------------------------------------------------
  Federal Funds
   Purchased        12,810      5,256     24,850         --         --
 ---------------------------------------------------------------------
  Securities
   Sold Under
   Repurchase
   Agreement        46,390     45,717     43,195     52,167     58,699
 ---------------------------------------------------------------------
  FHLB Advances     21,249      9,262     18,273     18,349     19,408
 ---------------------------------------------------------------------
  Loans Sold
   Under
   Repurchase
   Agreement &
   Other Debt           26      1,845      1,855      1,864      2,849
 ---------------------------------------------------------------------
  Subordinated
   Debentures
   - Trust
   Preferred         8,248      8,248      8,248      8,248      8,248
 ---------------------------------------------------------------------
 Interest
  Payable and
  Other
  Liabilities        9,578     13,072      7,490      9,732      7,986
 ---------------------------------------------------------------------
   Total
    Liabilities    722,172    720,630    723,628    701,864    711,782
 ---------------------------------------------------------------------
 Shareholders
  Equity            56,032     56,156     54,452     52,922     51,595
 ---------------------------------------------------------------------
   Total
    Liabilities
    and
    Shareholders'
    Equity       $ 778,204  $ 776,786  $ 778,080  $ 754,786  $ 763,377
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Book Value
  Per Share      $    9.01  $    9.03  $    8.76  $    8.52  $    8.23
 ---------------------------------------------------------------------
 End of Period
  Shares Issued
  and
  Outstanding    6,227,550  6,227,550  6,227,550  6,227,550  6,283,592
 ---------------------------------------------------------------------
 Less:Unearned
  ESOP Shares        8,300     10,700     13,100     15,100     17,500
 ---------------------------------------------------------------------
 End of Period
  Shares Used
  to Calculate
  Book Value     6,219,250  6,216,850  6,214,450  6,212,450  6,266,092
 ---------------------------------------------------------------------

                                                ----------------------
                                                      Years Ended
                                                ----------------------
                                                 Dec 2007    Dec 2006
 ---------------------------------------------------------------------
        BALANCE SHEET *
 ---------------------------------------------------------------------
 Cash and Interest-earning Deposits             $   24,563  $   27,743
 ---------------------------------------------------------------------
 Federal Funds Sold                                  1,077       5,803
 ---------------------------------------------------------------------
 Securities                                        125,658     120,250

 ---------------------------------------------------------------------
 Total Loans                                       584,831     559,463
 ---------------------------------------------------------------------
  Loans Held for Sale                                2,974       2,545
 ---------------------------------------------------------------------
  Commercial & Industrial                          104,611      93,912
 ---------------------------------------------------------------------
  Real Estate:

 ---------------------------------------------------------------------
   Commercial & Residential                        332,664     320,789
 ---------------------------------------------------------------------
   Construction & Vacant Land                      101,011      97,006
 ---------------------------------------------------------------------
   Home Equity                                      25,222      26,515
 ---------------------------------------------------------------------
  Installment Loans                                 18,349      18,696
 ---------------------------------------------------------------------
 Reserve for Loan Losses                             6,654       6,144
 ---------------------------------------------------------------------
 Bank Premises and Equipment                        20,029      15,411
 ---------------------------------------------------------------------
 Federal Home Loan Bank Stock                        2,312       2,312
 ---------------------------------------------------------------------
 Interest Receivable and Other Assets               26,264      23,355
 ---------------------------------------------------------------------
    Total Assets                                $  778,080  $  748,193
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Total Deposits                                 $  619,717  $  589,328
 ---------------------------------------------------------------------
  Noninterest Checking                              81,542      79,783
 ---------------------------------------------------------------------
  Interest Bearing Checking & NOW                  131,295     138,418
 ---------------------------------------------------------------------
  Regular Savings                                   17,712      17,884
 ---------------------------------------------------------------------
  Money Market Savings                              99,135     105,702
 ---------------------------------------------------------------------
  CDs Less than $100,000                           160,456     122,037
 ---------------------------------------------------------------------
  CDs Greater than $100,000                        128,602     112,401
 ---------------------------------------------------------------------
  Other Time                                           975      13,103
 ---------------------------------------------------------------------
 Total Borrowings                                   96,421      98,079
 ---------------------------------------------------------------------
  Federal Funds Purchased                           24,850       2,075
 ---------------------------------------------------------------------
  Securities Sold Under Repurchase Agreement        43,195      70,784
 ---------------------------------------------------------------------
  FHLB Advances                                     18,273      19,430
 ---------------------------------------------------------------------
  Loans Sold Under Repurchase
   Agreement & Other Debt                            1,855       2,697
 ---------------------------------------------------------------------
  Subordinated Debentures - Trust Preferred          8,248       3,093
 ---------------------------------------------------------------------
 Interest Payable and Other Liabilities              7,490       7,281
 ---------------------------------------------------------------------
   Total Liabilities                               723,628     694,688
 ---------------------------------------------------------------------
 Shareholders Equity                                54,452      53,505
 ---------------------------------------------------------------------
   Total Liabilities and Shareholders' Equity   $  778,080  $  748,193
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Book Value Per Share                                $8.76       $8.24
 ---------------------------------------------------------------------
 End of Period Shares Issued and Outstanding     6,227,550   6,515,342
 ---------------------------------------------------------------------
 Less:Unearned ESOP Shares                          13,100      22,300
 ---------------------------------------------------------------------
 End of Period Shares Used to Calculate
  Book Value                                     6,214,450   6,493,042
 ---------------------------------------------------------------------
 * period end numbers

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                    -------------------------------------------
                                    Quarters Ended
                    -------------------------------------------
   INCOME             Jun      Mar      Dec      Sept     Jun
  STATEMENT           2008     2008     2007     2007     2007
 --------------------------------------------------------------
 Interest
  Income            $10,366  $11,483  $12,141  $12,232  $12,249
 --------------------------------------------------------------
 Interest
  Expense             4,610    5,607    6,390    6,528    6,396
 --------------------------------------------------------------
 Net Interest
  Income              5,756    5,876    5,751    5,704    5,853
 --------------------------------------------------------------
 Loan Loss
  Provision           1,050      880    1,150      345      255
 --------------------------------------------------------------
 Total
  Noninterest
  Income              3,024    2,364    2,468    2,651    2,685
 --------------------------------------------------------------
  Service
   Charges on
   Deposit
   Accounts             985      869      964      917      932
 --------------------------------------------------------------
  Trust Fees            634      608      604      617      537
 --------------------------------------------------------------
  Commission
   Income               246      219      229      210      239
 --------------------------------------------------------------
  Gain on Sale
   of Loans             175      198      147      231      262
 --------------------------------------------------------------
  Realized
   Gains on
   Trading and
   Available
   for Sale
   Securities           439      140        5        2       41
 --------------------------------------------------------------
  Unrealized
   Gains
   (Losses) on
   Trading
   Securities
   Associated
   with
   Directors'
   Deferred
   Comp Plan            (50)    (217)    (154)      55       83
 --------------------------------------------------------------
  Other
   Operating
   Income               595      547      673      619      591
 --------------------------------------------------------------
 Total
  Noninterest
  Expense             5,371    5,391    4,984    5,283    5,266
 --------------------------------------------------------------
  Salaries &
   Wages              2,204    2,204    2,189    2,178    2,152
 --------------------------------------------------------------
  Commissions,
   Options &
   Incentive
   Compensation         402      364      277      427      581
 --------------------------------------------------------------
  Employee
   Benefits             535      681      393      481      465
 --------------------------------------------------------------
  Premises &
   Equipment            830      873      765      799      717
 --------------------------------------------------------------
  Advertising           179      220      131      149      162
 --------------------------------------------------------------
  Legal Fees            102      185      208       85      118
 --------------------------------------------------------------
  Appreciation
   (Depreciation)
   in Directors'
   Deferred
   Compensation
   Plan                 (23)    (164)     (23)      78      148
 --------------------------------------------------------------
  Other
   Operating
   Expenses           1,142    1,028    1,043    1,086      923
 --------------------------------------------------------------
 Income Before
  Income Tax          2,359    1,969    2,085    2,727    3,017
 --------------------------------------------------------------
 Income Tax
  Expense               499      376      479      729      827
 --------------------------------------------------------------
 Net Income
  After Tax &
  Before
  Extraordinary
  Items               1,860    1,593    1,606    1,998    2,190
 --------------------------------------------------------------
 Extraordinary
  Items                  --       --       --       --       --
 --------------------------------------------------------------
 Net Income        $  1,860  $ 1,593  $ 1,606  $ 1,998  $ 2,190
 --------------------------------------------------------------

 --------------------------------------------------------------
 Basic
  Earnings
  Per Share        $  0.299  $ 0.256  $ 0.259  $ 0.321  $ 0.348
 --------------------------------------------------------------
 Diluted
  Earnings
  Per Share        $  0.299  $ 0.256  $ 0.258  $ 0.319  $ 0.346
 --------------------------------------------------------------

                                               ----------------------
                                                      Years Ended
                                               ----------------------
       INCOME STATEMENT                          Dec 2007    Dec 2006
 --------------------------------------------------------------------
 Interest Income                               $   48,474  $   44,643
 --------------------------------------------------------------------
 Interest Expense                                  25,435      21,978
 --------------------------------------------------------------------
 Net Interest Income                               23,039      22,665
 --------------------------------------------------------------------
 Loan Loss Provision                                2,035       1,200
 --------------------------------------------------------------------
 Total Noninterest Income                          10,251       9,492
 --------------------------------------------------------------------
  Service Charges on Deposit Accounts               3,680       3,614
 --------------------------------------------------------------------
  Trust Fees                                        2,243       1,701
 --------------------------------------------------------------------
  Commission Income                                   910         785
 --------------------------------------------------------------------
  Gain on Sale of Loans                               817       1,045
 --------------------------------------------------------------------
  Realized Gains on Trading and
   Available for Sale Securities                       49         115
 --------------------------------------------------------------------
  Unrealized Gains (Losses) on Trading
   Securities Associated with Directors'
   Deferred Comp Plan                                  17          74
 --------------------------------------------------------------------
  Other Operating Income                            2,535       2,158
 --------------------------------------------------------------------
 Total Noninterest Expense                         20,626      20,098
 --------------------------------------------------------------------
  Salaries & Wages                                  8,621       8,077
 --------------------------------------------------------------------
  Commissions, Options & Incentive Compensation     1,737       1,862
 --------------------------------------------------------------------
  Employee Benefits                                 1,774       2,055
 --------------------------------------------------------------------
  Premises & Equipment                              3,100       3,151
 --------------------------------------------------------------------
  Advertising                                         667         712
 --------------------------------------------------------------------
  Legal Fees                                          566         307
 --------------------------------------------------------------------
  Appreciation (Depreciation) in Directors'
   Deferred Compensation Plan                         267         301
 --------------------------------------------------------------------
  Other Operating Expenses                          3,894       3,633
 --------------------------------------------------------------------
 Income Before Income Tax                          10,629      10,859
 --------------------------------------------------------------------
 Income Tax Expense                                 2,823       3,273
 --------------------------------------------------------------------
 Net Income After Tax & Before Extraordinary Items  7,806       7,586
 --------------------------------------------------------------------
 Extraordinary Items                                   --          --
 --------------------------------------------------------------------
 Net Income                                    $    7,806  $    7,586
 --------------------------------------------------------------------

 --------------------------------------------------------------------
 Basic Earnings Per Share                      $    1.240  $    1.154
 --------------------------------------------------------------------
 Diluted Earnings Per Share                    $    1.235  $    1.150
 --------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Summary
 (dollar amounts in thousands except per share data)

                 -----------------------------------------------------
                                   Quarters Ended
                 -----------------------------------------------------
 ASSET QUALITY   Jun 2008   Mar 2008   Dec 2007   Sept 2007   Jun 2007
 ---------------------------------------------------------------------
 Net
  Charge-Offs
  (Recoveries)   $    575   $    261   $    643   $    686   $    (17)
 ---------------------------------------------------------------------
 OREO Expenses         22         82         10         46          3
 ---------------------------------------------------------------------
   Total Credit
    Charges      $    597   $    343   $    653   $    732   $    (14)
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Nonperforming
  Loans          $ 15,906   $  6,944   $  6,938   $  4,821   $  2,701
 ---------------------------------------------------------------------
 OREO                 493        848        841        141        212
 ---------------------------------------------------------------------
   Nonperforming
    Assets         16,399      7,792      7,779      4,962      2,913
 ---------------------------------------------------------------------
 90 Day Past
  Due Loans Net
  of
  Nonperforming
  Loans                73        563        435        197        484
 ---------------------------------------------------------------------
   Nonperforming
    Assets + 90
    Day Past
    Due          $ 16,472   $  8,355   $  8,214   $  5,159   $  3,397
 ---------------------------------------------------------------------

                                                 ---------------------
                                                      Years Ended
                                                 ---------------------
 ASSET QUALITY                                   Dec 2007     Dec 2006
 ---------------------------------------------------------------------
 Net Charge-Offs (Recoveries)                     $  1,525   $    641
 ---------------------------------------------------------------------
 OREO Expenses                                          67         24
 ---------------------------------------------------------------------
  Total Credit Charges                            $  1,592   $    665
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Nonperforming Loans                              $  6,938   $  1,712
 ---------------------------------------------------------------------
 OREO                                                  841        141
 ---------------------------------------------------------------------
  Nonperforming Assets                               7,779      1,853
 ---------------------------------------------------------------------
 90 Day Past Due Loans Net of Nonperforming Loans      435        644
 ---------------------------------------------------------------------
  Nonperforming Assets + 90 Day Past Due          $  8,214   $  2,497
 ---------------------------------------------------------------------

                                     Quarters Ended
                           -------------------------------------------
  RATIO ANALYSIS -         Jun      Mar      Dec       Sept     Jun
  CREDIT QUALITY*          2008     2008     2007      2007     2007
                         ---------------------------------------------
 NCO/Loans                 0.38%    0.18%    0.44%     0.49%    -0.01%
                         ---------------------------------------------
 Credit Charges/Loans
  & OREO                   0.40%    0.24%    0.45%     0.52%    -0.01%
                         ---------------------------------------------
 Nonperforming Loans/
  Loans                    2.64%    1.19%    1.19%     0.85%     0.48%
                         ---------------------------------------------
 Nonperforming Assets/
  Loans & OREO             2.72%    1.34%    1.33%     0.88%     0.52%
                         ---------------------------------------------
 Nonperforming Assets/
  Assets                   2.11%    1.00%    1.00%     0.66%     0.38%
                         ---------------------------------------------
 Nonperforming Assets
  + 90 Day PD/Assets       2.12%    1.08%    1.06%     0.68%     0.44%
                         ---------------------------------------------
 Reserve/
  Nonperforming Loans     48.71%  104.74%   95.91%   127.50%   240.17%
                         ---------------------------------------------
 Reserve/Total Loans       1.29%    1.25%    1.14%     1.09%     1.15%
                         ---------------------------------------------
 Equity & Reserves/
  Nonperforming
  Assets                 388.93%  814.03%  785.53%  1190.43%  1993.89%
                         ---------------------------------------------
 OREO/Nonperforming
  Assets                   3.01%   10.88%   10.81%     2.84%     7.28%
                         ---------------------------------------------

                                                  --------------------
                                                      Years Ended
                                                  --------------------
 RATIO ANALYSIS - CREDIT QUALITY*                 Dec 2007   Dec 2006
 ---------------------------------------------------------------------
 NCO/Loans                                            0.26%      0.11%
 ---------------------------------------------------------------------
 Credit Charges/Loans & OREO                          0.27%      0.12%
 ---------------------------------------------------------------------
 Nonperforming Loans/Loans                            1.19%      0.31%
 ---------------------------------------------------------------------
 Nonperforming Assets/Loans & OREO                    1.33%      0.33%
 ---------------------------------------------------------------------
 Nonperforming Assets/Assets                          1.00%      0.25%
 ---------------------------------------------------------------------
 Nonperforming Assets + 90 Day PD/Assets              1.06%      0.33%
 ---------------------------------------------------------------------
 Reserve/Nonperforming Loans                         95.91%    358.88%
 ---------------------------------------------------------------------
 Reserve/Total Loans                                  1.14%      1.10%
 ---------------------------------------------------------------------
 Equity & Reserves/Nonperforming Assets             785.53%   3219.05%
 ---------------------------------------------------------------------
 OREO/Nonperforming Assets                           10.81%      7.61%
 ---------------------------------------------------------------------

                     -------------------------------------------------
                                     Quarters Ended
                     -------------------------------------------------
 RATIO ANALYSIS -    Jun        Mar        Dec        Sept      Jun
 CAPITAL ADEQUACY*   2008       2008       2007       2007      2007
 ---------------------------------------------------------------------
 Equity/Assets       7.20%      7.23%      7.00%      7.01%     6.76%
 ---------------------------------------------------------------------
 Equity/Loans        9.30%      9.65%      9.31%      9.37%     9.15%
 ---------------------------------------------------------------------

                                                --------------------
                                                    Years Ended
                                                --------------------
 RATIO ANALYSIS - CAPITAL ADEQUACY*             Dec 2007   Dec 2006
 -------------------------------------------------------------------
 Equity/Assets                                    7.00%      7.15%
 -------------------------------------------------------------------
 Equity/Loans                                     9.31%      9.56%
 -------------------------------------------------------------------

                     -------------------------------------------------
                                     Quarters Ended
                     -------------------------------------------------
 RATIO ANALYSIS -    Jun        Mar        Dec        Sept      Jun
  PROFITABILITY      2008       2008       2007       2007      2007
                     -------------------------------------------------
 Return on Average
  Assets              0.96%      0.82%      0.83%      1.05%     1.17%
 ---------------------------------------------------------------------
 Return on Average
  Equity             13.26%     11.62%     11.89%     15.27%    16.93%
 ---------------------------------------------------------------------
 Net Interest Margin
  (Tax-Equivalent)
  (1)                 3.31%      3.36%      3.29%      3.31%     3.44%
 ---------------------------------------------------------------------

                                                --------------------
                                                    Years Ended
                                                --------------------
 RATIO ANALYSIS - PROFITABILITY                 Dec 2007   Dec 2006
 -------------------------------------------------------------------
 Return on Average Assets                         1.04%      1.04%
 -------------------------------------------------------------------
 Return on Average Equity                        14.79%     14.59%
 -------------------------------------------------------------------
 Net Interest Margin (Tax-Equivalent) (1)         3.37%      3.42%
 -------------------------------------------------------------------

    *   Based on period end numbers
   (1)  Interest income on tax-exempt securities has been adjusted to a tax-equivalent basis using a marginal income tax rate of 34%.
        Reclassification of amounts from prior periods were made to conform to the September 2007 presentation.

 Monroe Bancorp (MROE)
 Reconciliation of GAAP Net Interest Margin to Non-GAAP Net Interest
 Margin on a Tax-Equivalent Basis (dollar amounts in thousands except per share data)

                 -----------------------------------------------------
                                   Quarters Ended
                 -----------------------------------------------------
                 Jun 2008   Mar 2008   Dec 2007   Sept 2007   Jun 2007
                 -----------------------------------------------------
 Net interest
  income         $  5,756   $  5,876   $  5,751   $  5,704   $  5,853
 ---------------------------------------------------------------------
 Tax equivalent
  adjustment          189        195        180        176        179
 ---------------------------------------------------------------------
 Net interest
  income - tax
  equivalent     $  5,945   $  6,071   $  5,931   $  5,880   $  6,032
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Average earning
  assets         $723,441   $725,793   $714,737   $703,681   $702,664
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net interest
  margin             3.20%      3.26%      3.19%      3.22%      3.34%
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net interest
  margin - tax
  equivalent         3.31%      3.36%      3.29%      3.31%      3.44%
 ---------------------------------------------------------------------

                                                 --------------------
                                                     Years Ended
                                                 --------------------
                                                 Dec 2007   Dec 2006
 -------------------------------------------------------------------
 Net interest income                             $ 23,039   $ 22,665
 -------------------------------------------------------------------
 Tax equivalent adjustment                            696        632
 -------------------------------------------------------------------
 Net interest income - tax equivalent            $ 23,735   $ 23,297
 -------------------------------------------------------------------

 -------------------------------------------------------------------
 Average earning assets                          $703,675   $681,999
 -------------------------------------------------------------------

 -------------------------------------------------------------------
 Net interest margin                                 3.27%      3.32%
 -------------------------------------------------------------------

 -------------------------------------------------------------------
 Net interest margin - tax equivalent                3.37%      3.42%
 -------------------------------------------------------------------

                 -----------------------------------------------------
                                     Year-to-Date
                 -----------------------------------------------------
                 Jun 2008   Mar 2008   Dec 2007   Sept 2007   Jun 2007
 ---------------------------------------------------------------------
 Net interest
  income         $ 11,632   $  5,876   $ 23,039   $ 17,288   $ 11,584
 ---------------------------------------------------------------------
 Tax equivalent
  adjustment          383        195        696        515        340
 ---------------------------------------------------------------------
 Net interest
  income - tax
  equivalent     $ 12,015   $  6,071   $ 23,735   $ 17,803   $ 11,924
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Average earning
  assets         $724,617   $725,793   $703,675   $699,948   $698,050
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net interest
  margin             3.23%      3.26%      3.27%      3.30%      3.35%
 ---------------------------------------------------------------------

 ---------------------------------------------------------------------
 Net interest
  margin - tax
  equivalent         3.33%      3.36%      3.37%      3.40%      3.44%
 ---------------------------------------------------------------------

 Monroe Bancorp (MROE)
 Financial Impact on Net Income of Deferred Compensation Plan
 (dollar amounts in thousands except per share data)

                               Quarters Ended              Years Ended
                   -------------------------------------- -------------
                   Jun     Mar      Dec      Sept   Jun     Dec    Dec
                   2008    2008     2007     2007   2007    2007   2006
                   -------------------------------------- -------------
 Interest and
  Dividend
  Income           $ 23    $  32    $  38    $ 25   $ 27    $117   $107
                   -------------------------------------- -------------
 Realized and
  Unrealized
  Gains (Losses)    (48)    (204)    (148)     57    124      66    129
                   -------------------------------------- -------------
 Other Income         6       12       91      --      1      99     78
                   -------------------------------------- -------------
   Total Income
    From Plan:      (19)    (160)     (19)     82    152     282    314
                   -------------------------------------- -------------

                   -------------------------------------- -------------
 Change in De-
  ferred Compen-
  sation Liability  (23)    (164)     (23)     78    148     267    301
                   -------------------------------------- -------------
 Trustee Fees         4        4        4       4      4      15     13
                   -------------------------------------- -------------
   Total Expense
    of Plan:        (19)    (160)     (19)     82    152     282    314
                   -------------------------------------- -------------

                   -------------------------------------- -------------
   Net Impact
    of Plan:       $ --    $  --    $  --    $ --   $ --    $ --   $ --
                   -------------------------------------- -------------

 Reconciliation of GAAP Noninterest Income & Expense to Noninterest
 Income & Expense Without the Financial Impact of the Deferred
 Compensation Plan
 (dollar amounts in thousands except per share data)

                               Quarters Ended             Years Ended
                 -------------------------------------- --------------
                  Jun     Mar      Dec     Sept   Jun     Dec    Dec
                  2008    2008     2007    2007   2007    2007   2006
                 -------------------------------------- --------------
 Total Non-
  interest
  Income         $3,024  $2,364  $ 2,468  $2,651 $2,685 $10,251 $9,492
                 -------------------------------------- --------------
 Income of
  Deferred Comp
  Plan Incl. in
  Noninterest
  Income            (42)   (192)     (57)     57    125     165    207
                 -------------------------------------- --------------
    Adjusted Non-
     interest
     Income:      3,066   2,556    2,525   2,594  2,560  10,086  9,285
                 -------------------------------------- --------------

                 -------------------------------------- --------------
 Total Non-
  interest
  Expense         5,371   5,391    4,984   5,283  5,266  20,626 20,098
                 -------------------------------------- --------------
 Expense of
  Deferred
  Compensation
  Plan              (19)   (160)     (19)     82    152     282    314
                 -------------------------------------- --------------
    Adjusted Non-
     interest
     Expense:     5,390   5,551    5,003   5,201  5,114  20,344 19,784
                 -------------------------------------- --------------

                                 Year-to-Date
                 --------------------------------------
                  Jun     Mar      Dec     Sept   Jun
                  2008    2008     2007    2007   2007
                 --------------------------------------
 Total Non-
  interest
  Income         $5,388  $2,364  $10,251  $7,783 $5,132
                 --------------------------------------
 Income of
  Deferred
  Comp Plan
  Incl. in
  Noninterest
  Income           (234)   (192)     165     222    165
                 --------------------------------------
    Adjusted Non-
     interest
     Income:      5,622   2,556   10,086   7,561  4,967
                 --------------------------------------

                 --------------------------------------
 Total Non-
  interest
  Expense        10,762   5,391   20,626  15,642 10,359
                 --------------------------------------
 Expense of
  Deferred
  Compensation
  Plan             (179)   (160)     282     301    219
                 --------------------------------------
    Adjusted Non-
     interest
     Expense:    10,941   5,551   20,344  15,341 10,140
                 --------------------------------------

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                                     Quarters Ended
                      ------------------------------------------------
                      Jun 2008  Mar 2008  Dec 2007  Sept 2007 Jun 2007
                      ------------------------------------------------
 Total Average Loans  $591,310  $582,255  $574,273  $560,590  $565,373
                      ------------------------------------------------
  Average Commercial
   & Industrial         99,546    98,603   100,360   100,268   103,368
                      ------------------------------------------------
  Average Real
   Estate:             473,521   465,625   455,269   441,705   443,617
                      ------------------------------------------------
   Average Commercial
    & Residential      344,213   338,160   321,287   308,890   314,317
                      ------------------------------------------------
   Average Construction
    & Vacant Land      103,745   102,116   108,417   107,976   103,870
                      ------------------------------------------------
   Average Home Equity  25,563    25,349    25,565    24,839    25,430
                      ------------------------------------------------
  Average Installment
   Loans                18,243    18,027    18,644    18,617    18,388
                      ------------------------------------------------
 Average Federal Funds
  Sold                   3,907    10,462     9,445    15,837     9,693
                      ------------------------------------------------
 Average Federal Home
  Loan Bank Stock        2,312     2,312     2,312     2,312     2,312
                      ------------------------------------------------

                      ------------------------------------------------
 Total Average
  Deposits            $633,127  $643,686  $625,656  $618,615  $609,420
                      ------------------------------------------------
  Average Noninterest
   Checking             79,062    75,673    74,875    80,001    79,405
                      ------------------------------------------------
  Average Interest
   Bearing Checking
   & NOW               126,399   132,683   137,218   124,280   125,390
                      ------------------------------------------------
  Average Regular
   Savings              18,153    17,937    17,790    17,854    18,229
                      ------------------------------------------------
  Average Money Market
   Savings             111,797   104,415    99,049   101,648    99,894
                      ------------------------------------------------
  Average CDs Less
   than $100,000       141,550   147,598   138,900   138,865   134,244
                      ------------------------------------------------
  Average CDs Greater
   than $100,000       139,725   149,277   141,244   141,530   138,247
                      ------------------------------------------------
  Average Other Time    16,441    16,103    16,580    14,437    14,011
                      ------------------------------------------------
 Average Federal Funds
  Purchased              5,906     3,511     2,281       387     3,053
                      ------------------------------------------------
 Average Securities Sold
  Under Repurchase
  Agreement             42,332    41,894    49,305    44,933    48,180
                      ------------------------------------------------
 Average FHLB Advances  18,005    16,050    18,304    19,350    19,412
                      ------------------------------------------------

 Monroe Bancorp (MROE)
 Select Average Balance Sheet Information
 (dollar amounts in thousands except per share data)

                                              Years Ended
                                         ---------------------
                                         Dec 2007     Dec 2006
 -------------------------------------------------------------
 Total Average Loans                     $564,483     $549,464
 -------------------------------------------------------------
  Average Commercial & Industrial          99,884       97,043
 -------------------------------------------------------------
  Average Real Estate:                    446,144      433,386
 -------------------------------------------------------------
   Average Commercial & Residential       316,578      323,019
 -------------------------------------------------------------
   Average Construction & Vacant Land     104,088       83,895
 -------------------------------------------------------------
   Average Home Equity                     25,478       26,472
 -------------------------------------------------------------
  Average Installment Loans                18,455       19,035
 -------------------------------------------------------------
 Average Federal Funds Sold                11,102        9,002
 -------------------------------------------------------------
 Average Federal Home Loan
  Bank Stock                                2,312        2,467
 -------------------------------------------------------------

 -------------------------------------------------------------
 Total Average Deposits                  $611,907     $582,762
 -------------------------------------------------------------
  Average Noninterest Checking             77,725       77,647
 -------------------------------------------------------------
  Average Interest Bearing
   Checking & NOW                         129,887      129,142
 -------------------------------------------------------------
  Average Regular Savings                  17,940       19,448
 -------------------------------------------------------------
  Average Money Market Savings            101,123       97,763
 -------------------------------------------------------------
  Average CDs Less than $100,000          134,851      119,652
 -------------------------------------------------------------
  Average CDs Greater than $100,000       135,882      127,377
 -------------------------------------------------------------
  Average Other Time                       14,499       11,733
 -------------------------------------------------------------
 Average Federal Funds Purchased            2,085        1,858
 -------------------------------------------------------------
 Average Securities Sold Under
  Repurchase Agreement                     49,884       54,644
 -------------------------------------------------------------
 Average FHLB Advances                     19,120       27,451
 -------------------------------------------------------------

CONTACT: Monroe Bancorp
         Mark D. Bradford, President and Chief Executive Officer
           (812) 331-3455
         Media Contact:
         Ashley Fisher, Marketing Director
           (812) 353-7705
           (800) 319-2664
         Fax: (812) 331-3445
         www.monroebank.com